SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENT
SUBSEQUENT EVENT

28   SUBSEQUENT EVENT

Series A Convertible Preferred Shares Issued by DigitalLand Holdings Limited (“GDSI”)

On March 26, 2024, the Company’s wholly-owned subsidiary, GDSI, that acts as the holding company for the Company’s international data center assets and operations, entered into definitive agreements with certain institutional private equity investors to issue US$587 million of Series A convertible preferred shares of GDSI to these investors. The completion of the share subscription is subject to the fulfilment of certain customary closing conditions (the “Closing”). Post-Closing and on an as-converted basis, the Company will own approximately 56.1% of the equity interest of GDSI in the form of ordinary shares. The remaining 43.9% equity interest will be held in the form of Series A convertible preferred shares by these investors.

Each Series A convertible preferred share will be entitled to one vote and will be convertible into one ordinary share of GDSI at any time at the holder’s option, subject to customary anti-dilution adjustments. All Series A convertible preferred shares will automatically convert into ordinary shares of GDSI at, or following, completion of GDSI’s IPO, subject to certain conditions. Subject to certain conditions, GDSI shall have the right at its election (but not the obligation) to redeem any of the then outstanding Series A convertible preferred shares at a price in cash as pre-determined. In addition, the holders of Series A convertible preferred shares will also be entitled to liquidation preference.